                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        AUGUST 11, 2008 (AUGUST 6, 2008)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-51255                98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

          103 FOULK ROAD, WILMINGTON, DE                         19803
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      (Address of principal executive offices)                 (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 6, 2008, the registrant's wholly owned subsidiary MixTV Ltd., an
Israeli corporation ("MixTV") and Playtech Software Limited, a British Virgin
Islands corporation ("Playtech") have entered into an Intellectual Property and
Technology Purchase Agreement (the "Agreement") under which Playtech purchased substantially all of the assets of MixTV, including but not limited to MixTV's intellectual property ("Purchased Assets") in consideration of a total amount of
$1,750,000, $1,250,000 of which is to be paid upon closing and the remaining amount of $500,000 to be deposited in escrow in accordance with the provisions of the Agreement and of an escrow agreement entered in connection therewith.
Pursuant to the terms of the Agreement, MixTV will terminate the employment of all of its employees and Playtech, at its discretion, may make certain of those employees employment offers.

In addition, the registrant and Playtech have entered into a Software License
Agreement, under which Playetch granted the registrant a non-exclusive license
(the "License Agreement") to use the software products included in the Purchased
Assets for the sole purpose of providing support and maintenance services to Two
Way Gaming Limited, company jointly owned by the registrant and Two-Way Media
Ltd.

Copies of the Agreement and the License Agreement, are attached hereto, and incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1, and 10.2, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

Exhibit 10.1  Intellectual Property and Technology Purchase Agreement dated as of August 6, 2008

Exhibit 10.2  License Agreement dated as of August 6, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        WIN GAMING MEDIA, INC.
                                                        (registrant)

                                                        By: /s/ Shimon Citron
                                                        ---------------------
Date: August 11, 2008                                   Shimon Citron
                                                        Chief Executive Officer